Buffalo Balanced Fund
Buffalo Growth Fund
Each a series of Buffalo Funds®

Supplement dated June 9, 2011
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2010, as supplemented

Effective July 29, 2011, the Board of Trustees of Buffalo Funds (the “Trust”) has approved a change to the name, investment objectives and investment strategies of the Buffalo Balanced Fund (the “Balanced Fund”).  The Balanced Fund’s current investment objective is long-term growth of capital and, as a secondary objective, the generation of high current income.  Effective July 29, 2011, the Balanced Fund’s name will be changed to “Buffalo Flexible Income Fund” and the investment objective will be the generation of high current income and, as a secondary objective, long-term growth of capital.

Effective July 29, 2011, the Board of Trustees of the Trust has also approved a change to the investment strategies of the Buffalo Growth Fund (the “Growth Fund”).  However, the name of the Growth Fund and its investment objective will not change.

Effective July 29, 2011, the Flexible Income Fund will utilize the following principal investment strategies:

To pursue its investment objectives, the Flexible Income Fund invests in both debt and equity securities.  Debt securities can include government notes and bonds, mortgage and asset backed securities, bank debt, convertible debt securities, fixed and floating rate corporate debt securities, both rated and unrated, and higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  Equity securities can include common stocks, preferred stocks, rights, warrants and convertible preferred stocks.  With respect to its investments in equity securities, the Flexible Income Fund may invest in companies in any sector and of any size of market capitalization; provided, however, that Kornitzer Capital Management Inc., the Fund’s investment advisor (the “Advisor”), believes that an investment in the company’s securities is consistent with the Fund’s investment objectives.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

The allocation of assets invested in each type of security is designed to balance income and long-term capital appreciation with reduced volatility of returns.  The Flexible Income Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Flexible Income Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Flexible Income Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.  The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.  The Fund has no limitations on principal, interest or reset terms on debt securities held in the Fund.

With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Flexible Income Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Effective July 29, 2011, the Growth Fund will utilize the following principal investment strategies:

The Growth Fund invests in domestic common stocks and other U.S. equity securities, including preferred stock, convertible securities, warrants and rights, with a goal of maintaining at least 75% of the equity weighting of the Fund’s portfolio in companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is lower.  The capitalization of the Russell 1000 Growth Index® changes due to market conditions and changes with the composition of the index.  As of May 31, 2011, the median market capitalization of companies in the Russell 1000 Growth Index® was approximately $6.628 billion.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Fund may invest in companies with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its security selection process, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor may sell the Growth Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Effective immediately, Mr. Paul Dlugosch has been added as a co-portfolio manager of the Balanced Fund.

The following information on page 5 of the Summary Section for the Balanced Fund in the Prospectus is hereby revised to read as follows:

MANAGEMENT

Co-Portfolio Managers. John Kornitzer, President and Chief Investment Officer of KCM, has served as a portfolio manager of the Balanced Fund since January 2003.  Mr. Paul Dlugosch, Portfolio Manager and Research Analyst, has served as a portfolio manager of the Balanced Fund since May 2011.

The following information is hereby added to the disclosure under the sub-heading entitled “Management – Portfolio Managers” beginning on page 48 of the Prospectus:

Paul Dlugosch, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than 12 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Balanced Fund.

The following information is hereby added to the disclosure under the heading entitled “Portfolio Managers of the Funds” beginning on page B-44 of the SAI:

Paul Dlugosch, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than 12 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Balanced Fund.

Other Accounts Managed by the Portfolio Managers as of March 31, 2011:

Buffalo Balanced Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Kornitzer	0	N/A	5	$310.8 million	2,296	$1.3 billion
Paul Dlugosch	1	$222.7 million	0	N/A	293	$299.5 million

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2011:

Buffalo Balanced Fund
Portfolio Manager	Dollar Range in Portfolio
John Kornitzer	Over $1,000,000
Paul Dlugosch	$1 - $10,000

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for reference.